EXHIBIT 10

                            UNIVERSITY OF WASHINGTON
                         SEATTLE, WASHINGTON 98105-6613

Office of Research
Grant and Contract Services

                                                                  March 27, 1998

Richard Raisig
Chief Financial Officer
Microvision, Inc.
2203 Airport Way South, Suite 100
Seattle, Washington  98134

Subject: No Cost Time Extension of the Research Agreement Between the University of Washington and Microvision

Dear Mr. Raisig:

The Research Agreement between the University of Washington and Microvision was extended by mutual agreement for six months through March 31, 1998 by our letter agreement of September 30, 1997. We now anticipate that approximately $105,000 will remain as the unencumbered balance on March 31, 1998, and Dr. Furness has requested that the University and Microvision extend the Project through December 31, 1998.

Therefore, on behalf of the University and at Dr. Furness' request, I am formally requesting an extension of the Research Agreement through December 31, 1998. Generally, the additional work to be done during this extension period will fall within the framework of the original research plan attached to the Research Agreement and will be a continuation of the work already done on the original project, but otherwise I leave to Dr. Furness the details of the work to be done.

I am requesting that you approve our request by signing this letter. Please send your approval to my attention. Thank you.

                                  Sincerely,


                                  DONALD W. ALLEN
                                  ----------------------------------------------
                                  Donald W. Allen, Director
                                  Grant and Contract Services

                                  APPROVED for Microvision, Inc.


                                  RICHARD A. RAISIG
                                  ----------------------------------------------
                                  Richard A. Raisig
                                  Chief Financial Officer



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